UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 18, 2007
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                               LIMCO-PIEDMONT INC.
             (Exact name of registrant as specified in its charter)

              Delaware             001-33604                73-1160278
              --------             ---------                ----------
(State or other jurisdiction      (Commission       (IRS Employer Identification
       of incorporation)          File Number)                  No.)

                   5304 S. Lawton Ave., Tulsa, Oklahoma, 74107
              (Address of principal executive offices and zip code)


                                 (918) 445-4300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        (b) and (c) Limco-Piedmont announced that it has named Rami Sharon as
                    President of its Limco Airepair Inc. subsidiary and Ehud Netivi as President of its Piedmont Aviation Component Services LLC subsidiary. Mr. Sharon will succeed Natan Blau who has submitted his resignation to the Company. A copy of the Registrant's press release announcing the changes is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.


         (c)  Exhibits

              Exhibit 99.1 Press Release dated October 18, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            LIMCO-PIEDMONT INC.
                                                  (Registrant)




                                            /s/Shaul Menachem
                                            -----------------
                                            Shaul Menachem
                                            Chief Executive Officer


Date:  October 18, 2007